Exhibit 99.1

P-161: A PHASE I DOSE-ESCALATION STUDY TO ASSESS THE ONCOLYTIC VIRUS VCN-01 SAFETY AND EFFICACY IN REFRACTORY RETINOBLASTOMA PATIENTS

Jaume Catalá-Mora1,*, Jaume Mora[1,2], Margarida Simao[1], Francis Munier[3], Livia Romero[4], Ligia Fu[5], Jesus Ardila[6], Ida Russo[7], Karina Senyase Zamarripa[8], Jesús Díaz-Cascajosa[1], Eduard Pedemonte-Sarrias[1], Marina Barraso-Rodrigo[1], Itziar Alonso Colmenero[1], Dolors Molies-Navarrete[1], Ana Mato-Berciano[9], Carmen Blasco[9], Manel Cascallo[9], Guillermo L. Chantada[10], Ángel Montero-Carcaboso[10]

[1]Hospital Sant Joan de Déu, Barcelona, Esplugues de Llobregat, Barcelona, Spain; [2]Pediatric Cancer Center Barcelona, Hospital Sant Joan de Déu, Barcelona, Spain; [3]Hopital Ophtalmique Jules Gonin, Lausanne, Switzerland; [4]Unidad Oncología Ocular Instituto Oncológico Dr. Luis Razetti, Caracas, Venezuela; [5]Hospital Escuela Universitario, Tegucigalpa, Honduras; [6]Centro Médico Imbanaco, Cali, Colombia; [7]Ospedale Pediatrico Bambino Gesù, Roma, Italy; [8]HONU Childcare, Leon, Guanjuato, Mexico; [9]Theriva Biologics, Parets del Vallès, Barcelona, Spain;[10]Fundació Sant Joan de Déu, Espplugues de Llobregat, Barcelona, Spain.

SJD Sant Joan de Déu Barcelona · Hospital

SJD Sant Joan de Déu Institut de Recerca

Theriva BIOLOGICS

Background

Retinoblastoma is the most frequent intraocular malignancy in children. Novel treatments must address three main needs: tumor selectivity to maximize anticancer action, reduced toxicity in healthy eye tissues, and reduced exposure to chemotherapy to minimize the risk of subsequent malignant neoplasms. Zabilugene almadenorepvec (VCN-01)[1] is an oncolytic adenovirus targeting the E2F pathway and expressing hyaluronidase that is currently being tested in several indications:


Adwt
Clinical candidate VCN-01
Replication restricted to tumor cells
Reduced hepatic up-take
Tumor matrix remodelling to enhance diffusion of therapeutics

Preclinical work demonstrated antitumor activity for retinoblastoma in patient derived retinoblastoma models[2]. Additionally, evidences for VCN-01 tumor selectivity were collected, with absence of replication in normal retinas in rabbit. We report here a first-in-children study aiming to assess its safety profile and initial efficacy.

Trial Design & Methods

Patients (from 1 year to under 12 years of age) with intraocular retinoblastoma who failed conservative therapy facing imminent enucleation were eligible for this phase I, dose-escalation study (NCT03284268) with two dose levels of VCN-01 intravitreal injection (2E+9 vp/eye per dose for the first patient) and 2E+10 vp/eye dose in two doses on day 1 and 15 for the remaining 8 patients.


MRI-MDD Oft-ERG
Oft-Lab ERG
MRI-MDD Oft-ERG
VCN-01
VCN-01
Safety visit
6 months Follow-up
D1
D15
D28
D45
D180

The primary objective was to determine the safety and tolerability of intravitreal injections of VCN-01 through assessment of adverse events and laboratory tests to establish the maximum tolerated dose (MTD) of VCN-01 virus. Dose limiting toxicity (DLT) was defined as ≥ grade IV ocular toxicity or ≥ grade III systemic toxicity according to CTCAEv04. Response assessed by RB-RECIST criteria and toxicity were evaluated at day 42 of the first injection.

Additionally, different biological samples were obtained to evaluate the excretion profile of VCN-01 and to assess immune response by the presence of neutralizing antibodies in patients.

Results/Graphs/Data

Demographics

		Low dose 2E+9 vp/eye (n=1)	High dose 2E+10 vp/eye (n=8)
Age, years	Median	2	3.2
	Range	NA	(2-7)
Sex (Male / Female)		0/1	5/3
Weight, Kg	Median	12	16.35
	Range	NA	(9.4-31.0)
Height, cm	Median	98	103.5
	Range	NA	(87-126)
Type of mutation RB1 gene	Somatic	1	3
	Germinal	NA	5
If germinal	With active tumor in ONLY one eye, and the contralateral eye already enucleated	NA	5
IIRC Classification for Intraocular retinoblastoma (International Intraocular Retinoblastoma Classification)	A Group	0	0
	B Group	0	1
	C Group	0	2
	D Group	1	5
	E Group	0	0

Patient (dose)	Laterality	IIRC	Retinal tumor	Subretinal Seeds	Vitreous seeds	Previous treatments: Intraarterial chemotherapy	Previous treatments: Intravitreal chemotherapy
#1 ($2.0x10^9$ vp)	Unilateral	D	+	+	+	Mel / Topo	-
#2 ($2.0x10^{10}$ vp)	Bilateral	D	+	-	+	-	-
#4 ($2.0x10^{10}$ vp)	Bilateral	C	+	-	+	Carbo /Mel / Topo	Mel
#5 ($2.0x10^{10}$ vp)	Unilateral	D	+	-	+	-	Mel / Topo
#8 ($2.0x10^{10}$ vp)	Bilateral	D	+	-	+	-	Carbo /Mel
#9 ($2.0x10^{10}$ vp)	Bilateral	D	+	+	+	-	Topo
#11 ($2.0x10^{10}$ vp)	Unilateral	C	-	-	+	Carbo /Mel / Topo	Topo
#12 ($2.0x10^{10}$ vp)	Bilateral	B	+	-	+	Carbo /Mel / Topo	Topo
#13 ($2.0x10^{10}$ vp)	Unilateral	D	+	-	+	Carbo /Mel / Topo	Topo

Safety Profile

Adverse reactions (events associated with VCN-01, monotherapy)

MedDRA System Organ Class (SOC)	Description/Nature of the event (MedDRA PT)	All Grades n	All Grades %	Grade 3 n	Grade 3 %
Eye disorders	Uveitis	7	78%	4	44%
Eye disorders	Eye oedema	1	11%	0	0%
Eye disorders	Conjunctival hyperemia	1	11%	0	0%
Eye disorders	Eye inflammation	1	11%	0	0%

Serious Adverse Events

MedDRA System Organ Class (SOC)	Description/Nature of the event (MedDRA PT)	VCN-01 Relatedness	Number events
Eye disorders	Uveitis	Related	3
Eye disorders	Retinal detachment	Non-related	1
Eye disorders	Vitreous and anterior chamber haemorrhage	Non-related	1
Eye disorders	Enucleation	Non-related	1

- From the second patient onwards, all patients received pre-emptive oral and/or topical steroids to prevent uveitis. Uveitis was improved or resolved at day 42 in most patients.
- One patient with G3 uveitis did not receive the second dose because of medical decision and also experienced glaucoma requiring treatment.

No DLT observed

Staining of VCN-01 viral proteins in healthy retina


Patient #1
Patient #8
Conserved retina
Necrotic tumor
Conserved retina
Tumor area
Patient #2
Patient #9
Conserved retina
Calcified tumor area
Conserved retina
Tumor area

VCN-01 does not replicate in healthy retinal tissue of patients with either somatic or germline Rb mutation

Other safety evidences:

- No evidence of extraocular relapse
- No systemic toxicities occurred.
- VCN-01 caused changes in electroretinograms due to turbidity, but they were reversible
- 2 doses of VCN-01 at 2E+10 vp/eye was defined as the RP2D

Preliminary Efficacy Evaluation

Patient (dose)	Number of doses	Tumor response after Dose 1	Vitreous seed response after Dose 1	Tumor response after Dose 2	Vitreous seed response after Dose 2	Final RB_RECIST Response at D42	Enucleation Date	Status at Enucleation
#1 ($2.0x10^9$ vp)	2	SD	SD	SD	SD	SD	D44	Tumor progression
#2 ($2.0x10^{10}$ vp)	2	PR	PR	PR	PR	PR	D62	Tumor progression
#4 ($2.0x10^{10}$ vp)	3	PR	PR	SD	PR	PR	No	n.a
#5 ($2.0x10^{10}$ vp)	2	SD	SD	SD	SD	SD	D56	Lack of response
#8 ($2.0x10^{10}$ vp)	2	SD	PR	SD	PR	PR	D170	Tumor progression
#9 ($2.0x10^{10}$ vp)	2	SD	SD	SD	SD	PD	D37	Tumor progression
#11 ($2.0x10^{10}$ vp)	2	-	PR	-	PR	PR	No	n.a
#12 ($2.0x10^{10}$ vp)	1	PR	PR	-	-	PR	No	n.a
#13 ($2.0x10^{10}$ vp)	2	SD	SD	SD	SD	SD	D93	Tumor progression

Expected enucleation w/o response: D37-43; Subsequent eye-conservative treatment was administered to patients #4, #8, #11, #12 and #13

5 patients with partial response, 3 with stable disease and 1 with progressive disease.
The eyes of 3 out of 5 patients with PR are preserved with vision after receiving eye-conservative therapy (follow-up 12-49 months)

Analysis of VCN-01 presence on biological samples


VCN-01 viral genomes in blood
anti-Ad Neutralizing Antibodies in blood
VCN-01 viral genomes in Aqueous humor
VCN-01 viral genomes in nasal swab
Time after VCN-01 (Days)

Case-study Patient #3

- 3-years old ♂
- Bilateral retinoblastoma (with germline Rb1 mutation), with 1st eye already enucleated.
- Previous treatments:
  - Systemic chemotherapy CBP/VP-16/VCR (followed by intraarterial dosing of topotecan/melphalan).
  - Tumor relapse 9 months later → Intravitreous melphalan: NO RESPONSE.


Active Tumor
D0
(pre-injection)
D28
D64
D189
D240

- Absence of VCN-01 genomes in blood. Persistence of VCN-01 genomes in aqueous humor correlates with vitreous seed presence.



Conclusions

VCN-01 was well tolerated, uveitis being the most common adverse effect. VCN-01 did not cause retinal toxicity. The response in these heavily pre-treated eyes was encouraging.

References

1. Rodríguez-García A et al. (2015) Safety and efficacy of VCN-01, an oncolytic adenovirus combining fiber HSG-binding domain replacement with RGD and hyaluronidase expression. Clin Cancer Res 21:1406-18
2. Pascual Pasto G et al. (2019) Therapeutic targeting of the RB1 pathway in retinoblastoma with the oncolytic adenovirus VCN-01. Sci Transl Med 11:eaat9321

Acknowledgements

Our more since appreciation to the patients and their families that participated in this trial.

This work has been partially funded by Cure4RB Project – RETOS 2015 (MINECO, Spain)

*Address correspondence to: Jaume Català Mora (jaume.catala@sjd.es)